                                                                    EXHIBIT 10.7



                              EMPLOYMENT AGREEMENT

                                 BY AND BETWEEN

                            INTERCEPT HOLDINGS INC.

                                      AND

                                   VIR NANDA



                              DATED: JUNE 4, 1996



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                             EMPLOYMENT AGREEMENT
                             --------------------

     This EMPLOYMENT AGREEMENT (this "Agreement") is made by and between INTERCEPT HOLDINGS INC., a Georgia corporation (the "Company"), VIR NANDA, an individual resident of Georgia (the "Employee"), and INTERCEPT SYSTEMS, INC., a Georgia corporation (the "Guarantor"), as of this 4th day of June, 1996 (the "Effective Date").

     The Company intends to employ the Employee as its Director of Technology. The Company recognizes that the Employee's contribution to the growth and success of the Company and its wholly owned subsidiary, Intercept Systems, Inc. ("Intercept") has been crucial and is substantial.

     The Company acknowledges that Employee designed the software system upon which Guarantor's business is based and has developed a rapport and relationships with a number of Guarantor's clients that are crucial to Guarantor's business. The Company desires to provide for the employment of the Employee, so as to continue to benefit from such relationships, support and experience and to have Employee available as a resource in the future, and the Employee is willing to serve the Company on the terms and conditions herein provided.

     In consideration of the foregoing, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree that on the Effective Date:

     1.  Employment.  The Company shall employ the Employee, and the Employee
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shall serve as the Company's Director of Technology, upon the terms and conditions set forth herein. The Employee shall have such authority and responsibilities as are consistent with his prior position with Guarantor and which may be set forth in this Agreement or assigned by the CEO of the Company (the "CEO") from time to time. Promptly after the Effective Date, the Company shall also increase the size of its board of directors and appoint the Employee to fill the resulting vacancy in accordance with the Company's bylaws. The Employee may devote reasonable periods of time to perform charitable and other community activities and to manage his personal investments; provided, however,
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that such activities do not materially interfere with the performance of his duties hereunder and are not in conflict or competitive with, or adverse to, the interests of the Company. This Agreement shall be timely submitted to the shareholders of the Company for their approval.

     2.  Term.  Unless earlier terminated as provided herein, the Employee's
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employment under this Agreement shall be until his death (the "Term").

     3.  Compensation and Benefits.
         -------------------------

     a. Beginning on the Effective Date, the Company shall pay the Employee a salary at a rate of not less than $200,000 per annum in accordance with the salary payment practices of the Company. The CEO shall review the Employee's salary at least annually and the Company may increase the Employee's base salary to reflect a cost of living adjustment in an amount to be determined by the CEO, or otherwise if he determines in his sole discretion that an increase is appropriate.
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     b.  The Employee shall continue to participate in all retirement, welfare, deferred compensation, life and health insurance, and other benefit plans or programs of the Company now or hereafter applicable generally to employees of the Company.

     c. The Company shall continue to reimburse the Employee for travel and other expenses related to the Employee's duties which are incurred and accounted for in accordance with the Company's policies.

     4.  Termination.
         -----------

     a. The Employee's employment under this Agreement may be terminated prior to the end of the Term only as follows:

         (i) by the Company for Cause upon delivery of a Notice of Termination to the Employee;

         (ii) by the Company when Employee no longer directly owns any of the Company's common stock held by him on the Effective Date, or upon the earlier of: (a) the expiration of any lock-up agreement to which Employee is a party in connection with an underwritten public offering of the Company's common stock or
                   (b) completion of an underwritten public offering of the Company's common stock; or

         (iii)     by the Employee upon 90 days written notice to Company.

     b. If the Employee's employment with the Company shall be terminated (i) by reason of the Employee's death or (ii) as provided in Section 4a.(i), (ii) or
(iii), the Company shall pay to the Employee (or in the case of his death, the Employee's estate) within 15 days after the Termination Date, a lump sum cash payment equal to the Accrued Compensation.

     c. The severance pay and benefits provided for in this Section 4 shall be in lieu of any other severance or termination pay to which the Employee may be entitled under any Company severance or termination plan, program, practice or arrangement. The Employee's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect.

     d. In the event that the Employee is a director of the Company or any of its affiliates and his employment hereunder is terminated by reason of his death or pursuant to Section 4a.(i) or (ii) above, the Employee shall, and does hereby, tender his resignation as a director of the Company and any of its affiliates effective as of the Termination Date.

                                       2
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     5.   Successors; Binding Agreement.
          -----------------------------

     a. This Agreement shall be binding upon and shall inure to the benefit of the Company, its Successors and Assigns and the Company shall require any Successors and Assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The Company shall have the right to assign this Agreement to Guarantor or any other subsidiary of the Company by providing notice thereof to the Employee, and in such event the Employee shall become an employee of such subsidiary and all references herein to the Company shall refer to such subsidiary, and the Employee hereby consents to any such assignment; provided, however that the Company and the Guarantor shall remain liable to Employee under this Agreement.

     b. Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Employee, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal personal representative.

     c. Guarantor acknowledges and covenants that Employee's services and availability to the Company or Guarantor are of great value to Guarantor and in consideration thereof, and to induce Employee to enter into this Agreement, Guarantor hereby agrees to guarantee each and every promise and obligation of the Company under this Agreement.

     6.   Notice.  For the purposes of this Agreement, notices and all
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other communications provided for in the Agreement (including the Notice of
Termination) shall be in writing and shall be deemed to have been duly given the earlier of (i) when personally delivered or (iii) five days after it is received by the U.S. Postal Service for delivery by certified mail, return receipt requested, first-class postage prepaid, addressed to the respective addresses last given by each party to the other; provided, however, that all notices to
                                       --------  -------
the Company shall be directed to the attention of the CEO with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof.

     7.   Modification and Waiver.  No provisions of this Agreement may be
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modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Employee and the Company. No waiver by any party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     8.   Governing Law.  This Agreement shall be governed by and construed
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and enforced in accordance with the laws of the State of Georgia without giving effect to the conflict of laws principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in State of Georgia.

                                       3
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     9.  Severability.  The provisions of this Agreement shall be deemed
         ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     10.  Entire Agreement.  This Agreement constitutes the entire
          ----------------
agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

     11.  Headings.  The headings of Sections herein are included solely
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for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     12.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     13.  Definitions.  For purposes of this Agreement, the following terms
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shall have the following meanings:

     a. "Accrued Compensation" shall mean an amount which shall include all amounts earned or accrued through the Termination Date but not paid as of the Termination Date including (i) base salary and (ii) reimbursement for reasonable and necessary expenses incurred by the Employee on behalf of the Company during the period ending on the Termination Date.

     b. The termination of the Employee's employment shall be for "Cause" if it is the result of:

          (i) the commission of an act or omission to act by the Employee in a willful or grossly negligent manner which causes material harm to the Company; or

          (ii) the conviction of the Employee for any felony or any act of fraud.

     c.   "CEO" shall have the meaning set forth in Section 1.

     d. "Notice of Termination" shall mean a written notice of termination from the Company or the Employee which specifies an effective date of termination, indicates the specific termination provision in this Agreement relied upon, and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated.

                                       4
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     e.  "Successors and Assigns" shall mean a corporation or other entity (i)
the acquiring all or substantially all the assets and business of the Company (including this Agreement), or (ii) which is the surviving legal person of a merger to which the Company is a party, whether by operation of law or otherwise.

     f. "Termination Date" shall mean, in the case of the Employee's death, his date of death, and in all other cases, the date specified in the Notice of Termination, which in all other cases shall not in any event be earlier than Employee's receipt of Notice of Termination.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereunto by its officers thereunto duly authorized, and the Employee has signed and sealed this Agreement, effective as of the date first above written.

                                    INTERCEPT HOLDINGS INC.
ATTEST:


By:  /s/ Marie H. Storey              By:   /s/ John W. Collins
     -------------------                   --------------------
     Name: Marie H. Storey                 Name: John W. Collins
     Title: Assistant Secretary            Title: CEO

   (CORPORATE SEAL)

                                    EMPLOYEE


                                     /s/ Vir Nanda
                                    -----------------
                                            VIR NANDA


                                    INTERCEPT SYSTEMS, INC.
ATTEST:


By:  /s/ Marie H. Storey              By:   /s/ John W. Collins
     ---------------------                 ---------------------
     Name: Marie H. Storey                 Name: John W. Collins
     Title: Secretary                      Title: V.P.

   (CORPORATE SEAL)

                                    EMPLOYEE


                                     /s/ Vir Nanda
                                    -----------------
                                            VIR NANDA

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